UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)
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SPOK HOLDINGS, INC.
(Name of Registrant as Specified in its Charter)
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SPOK HOLDINGS, INC.
6850 VERSAR CENTER, SUITE 420, SPRINGFIELD, VIRGINIA 22151-4148

Additional Material for Proxy Statement
Dated June 9, 2016
On July 2, 2016 Spok Holdings, Inc. (the “Company”) determined that there was a typographical error reporting the beneficial ownership of Royce Yudkoff, Director, as of April 1, 2016. Mr. Yudkoff’s beneficial ownership should have been reported as 29,018 shares as opposed to 9,018 shares as of April 1, 2016. The Company has corrected Mr. Yudkoff’s beneficial ownership and updated the following table to reflect the most recently available information as of July 1, 2016. This information supersedes the table and related footnotes previously reported on pages 68 and 69 of the 2016 Proxy Statement.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
DIRECTORS, OFFICERS AND CERTAIN OTHER BENEFICIAL OWNERS
The following table provides summary information regarding beneficial ownership of our common stock as of July 1, 2016, the most recent practical date, for:

•	Each person or group who beneficially owns more than 5% of our common stock on a fully diluted basis including restricted stock granted;

•	each of the NEOs;

•	each of the directors and nominees to become a director; and

•	all of the directors and executive officers as a group.
Beneficial ownership of shares is determined under the rules of the Securities and Exchange Commission (“SEC”) and generally includes any shares over which a person exercises sole or shared voting and/or investment power. The information on beneficial ownership in the table is based upon the Company’s records and the most recent Form 3, Form 4, Schedule 13F or Schedule 13G filed by each such person or entity reporting ownership on or before July 1, 2016. Except as indicated by footnote, and subject to applicable community property laws, each person identified in the table possesses sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise noted, the address for each director and executive officer (including NEOs) is c/o Spok Holdings, Inc., 6850 Versar Center, Suite 420, Springfield, Virginia 22151-4148.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
Vincent D. Kelly, CEO(1)	146,214	*
Hemant Goel, President, Spok Inc.	—	*
Shawn E. Endsley, CFO(2)	32,000	*
Thomas G. Saine, CIO(4)	19,666	*
Colin M. Balmforth, Former President, Spok, Inc.(5)	—	*
Bonnie K. Culp-Fingerhut, EVP HR & Administration(3)	26,408	*
Royce Yudkoff, Director(6)	29,909	*
Stacia A. Hylton, Director(6)	3,082	*
Nicholas A. Gallopo, Director(6)	34,041	*
Brian O’Reilly, Director(6)	18,767	*
N. Blair Butterfield, Director(6)	7,334	*
Matthew Oristano, Director(6)	19,090	*
Samme L. Thompson, Director(6)	28,890	*
All directors and executive officers as a group (14 persons)(7)	372,401	1.81%
The Vanguard Group, Inc.(8)	2,098,804	10.19%
BlackRock Inc.(9)	3,140,215	15.24%
Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation(10)	1,658,084	8.05%
Braeside Investments, LLC, Steven McIntyre and Todd Stein(11)	1,524,666	7.40%
Dimensional Fund Advisers LP(12)	1,321,592	6.41%
* Denotes less than 1%.

(1)
The information regarding this stockholder is derived from a Form 4 filed by the stockholder with the SEC on June 3, 2016. Vincent D. Kelly, Trustee of the Vincent DePaul Kelly Third Amended and Restated Revocable Trust has sole voting and sole dispositive power with respect all shares reported herein. Beneficial ownership does not reflect any RSUs that do not vest within 60 days as of July 1, 2016.

(2)
The information regarding this stockholder is derived from a Form 4 filed by the stockholder with the SEC on January 28, 2016. Beneficial ownership does not reflect any RSUs that do not vest within 60 days as of July 1, 2016.

(3)
The information regarding this stockholder is derived from a Form 4 filed by the stockholder with the SEC on January 28, 2016. Beneficial ownership does not reflect any RSUs that do not vest within 60 days as of July 1, 2016.

(4)
The information regarding this stockholder is derived from a Form 4 filed by the stockholder with the SEC on February 29, 2016. Beneficial ownership does not reflect any RSUs that do not vest within 60 days as of July 1, 2016.

(5)	Mr. Balmforth concluded his employment as President of Spok, Inc. effective June 25, 2015.

(6)
The information regarding this stockholder is derived from a Form 4 filed by the stockholder with the SEC on July 1, 2016. Beneficial ownership does not reflect any restricted shares of common stock that do not vest within 60 days as of July 1, 2016.

(7)	All directors and executive officers as a group consists of all members of the Board of Directors, all current NEOs and Ms. Brogan and Ms. Woods.

(8)
The information regarding this stockholder is derived from an amended Schedule 13F filed by the stockholder with the SEC on May 13, 2016. The Vanguard Group, Inc. has sole voting power with respect to 27,569 shares, sole dispositive power with respect to 2,071,935 shares and shared dispositive power with respect to 26,869 shares. The Vanguard Group, Inc.’s address is as follows: 100 Vanguard Blvd., Malvern, PA 19355.

(9)
The information regarding this stockholder is derived from a Schedule 13F filed by the stockholder with the SEC on May 10, 2016. BlackRock Inc. has sole voting power with respect to 3,140,215 shares and sole dispositive power with respect to all shares reported herein. BlackRock Inc.’s address is as follows: 55 East 52nd Street, New York, NY 10022.

(10)
The information regarding this stockholder is derived from a Schedule 13F filed by the stockholder with the SEC on May 13, 2016. Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation have sole voting and sole dispositive power with respect to all shares reported herein. Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation’s address is as follows: 800 Third Avenue, New York, NY 10022.

(11)
The information regarding this stockholder is derived from a Schedule 13G filed by the stockholder with the SEC on February 11, 2016. Braeside Investments, LLC, Steven McIntyre and Todd Stein have shared voting and shared dispositive power with respect to all shares reported herein. Braeside Investments, LLC, Steven McIntyre and Todd Stein’s address is as follows: 5430 LBJ Freeway, Suite 1555 Dallas, TX 75240.

(12)
The information regarding this stockholder is derived from a Schedule 13F filed by the stockholder with the SEC on May 13, 2016. The Dimensional Fund Advisors LP, has sole voting power with respect to 1,246,765 shares and sole dispositive power with respect to all shares reported herein. The Dimensional Fund Advisors LP's address is as follows: 6300 Bee Cave Road, Austin, Texas

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